2021 Short Term Incentive Program (STIP) Plan Provision Terms of the Plan Program Participation  Section 16(b) Officers  All exempt, non-exempt and hourly employees eligible for variable compensation Financial Objectives  Corporate – Adjusted EBITDA, Levered Free Cash Flow  Division – Adjusted EBITDA, Adjusted Cash Flow Non-Financial Objectives  For both Corporate and Divisions includes Safety and Environmental objectives Weighting  Corporate – Adjusted EBITDA (50%); Levered Free Cash Flow (30%); Non-Financial (20%)  Divisions – Adjusted EBITDA (60%); Cash Flow (20%); Non-Financial (20%) Target Setting  Adjusted EBITDA Target set by averaging prior year actual performance and current year budget  Cash Flow Target is equal to current year budget Leverage  Threshold – 75%  Maximum – 125%  No individual award may exceed 200% of target Financial Objectives Payouts  Payout at Threshold is 50%  Payout Below Threshold is Zero  If Adjusted EBITDA is less than Threshold, all financial payouts become discretionary  Payout at Maximum for financial objectives is 160%, based on weighting  Payouts scale down 2.0% for every 1% below target; Scale up 4.0% for every 1% above target Non-Financial Objectives Payouts  Payout on achievement of Non-Financial Objectives is independent of performance on Financial Objectives Payout at 100% achievement of Non-Financial Objectives for Section 16(b) Officers and all other participants is 20%  CEO/Leadership Team Non-Financial Objectives Results payout will be determined by the Compensation Committee for Section 16(b) Officers  For all other STIP participants payout on Non-Financial Objectives will be based on performance against individual objectives aligned with CEO/Leadership Team Non-Financial Objectives, to be reviewed and approved by Executive Leadership Team Exhibit 10.1 Page 1

2021 Short Term Incentive Program (STIP) Target Achievement Payout Percentage Total Payout On Financial Targets after Weighting Below 75%  0% 0% 75%  50% 40% 80%  60% 48% 85%  70% 56% 90%  80% 64% 95%  90% 72% 100% 100% 80% 105% 120% 96% 110% 140% 112% 115% 160% 128% 120% 180% 144% 125% 200% 160% Financial Objectives Payout Scale (Example) Note: This scale will be applied to each financial objective independently. However, if Adjusted EBITDA is less than Threshold (75% of Target), then all financial payouts are subject to Compensation Committee discretion. Page 2